[FLAG INVESTORS LOGO]

                                  International
                                      Fund

                               Semi-Annual Report
                                 April 30, 1999

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholders:

     International stock market performance over the past six months has sharply deviated from trends that have persisted over the previous three years. Stimulated by low interest rates, active restructuring activity, and enthusiasm over the creation of a new currency, European markets and their currencies first surged higher in late 1998, but have stagnated since the start of 1999, with only an 0.8% rise since January 1. Over the entire six month period, the European markets have gained 10.8%. In contrast, Asian markets, as measured by the MSCI Pacific Index have generated an impressive 27.5% six month return. In Japan, which remains the region's largest market by far, and represents nearly 23% of Morgan Stanley Capital International Europe, Australia, Far East(R)
(EAFE) Index, equities benefited from several indications that the economy could be bottoming out and corporate restructuring may finally be underway. In dollar terms, the Japanese equity market produced a 27.0% total return, while Australia and Singapore rallied by a slightly greater amount. In all, the EAFE Index generated a 15.3% total return in the half. The Flag Investors International fund produced a 14.7% return over the same period. While our slightly underweighted position in Japanese stocks was a slight negative, our favorable security selection enabled the fund's returns to nearly match the index.

     Over the past year, the EAFE Index has gained 9.5%, slightly above the 7.0% return for the Fund. The adverse comparison is a result of last year's strong performance of European growth stocks, few of which were owned in our portfolio. The recent, favorable performance of Japanese equities and European value stocks has helped performance comparisons since the start of 1999.

     Looking forward, we see attractive investment opportunities in both the Pacific and European markets. In Japan, valuations based on cash flow or book value remain relatively low, but there still is no firm confirmation of economic stabilization, let alone a recovery. In Europe, the combination of continued

LETTER TO SHAREHOLDERS (CONCLUDED)
-------------------------------------------------------------------------------

economic growth with low inflation and possibly lower interest rates are usually supportive for equities, but valuations, especially in the banking and telecommunications sectors, are relatively extended. Our primary focus remains on security selection within these regions, where we will select issues with attractive fundamentals and low relative valuations.

Sincerely,



/s/ Andrew B. Williams
-----------------------
Andrew B. Williams
Portfolio Manager

May 17, 1999

TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------


                                                                         Percent of
Company                                                                  Net Assets
-------                                                                  ----------

  1.  Hagemeyer NV                                                           3.5%
      Hagemeyer N.V. markets and distributes branded products including electronic goods, automobiles, household appliances and luxury goods.

  2.  Endesa SA                                                              3.1%
      Endesa S.A. produces, transmits, distributes and supplies electricity to other major utilities throughout Spain.

  3.  Assicurazioni Generali                                                 3.0%
      Italy's largest insurer, offers life and non-life insurance and reinsurance in some 40 countries through 101 insurance companies.

  4.  Elf Aquitaine                                                          2.8%
      A worldwide company which explores for, refines and markets petroleum.
      Elf Aquitaine also manufactures chemicals, polymers, plastic additives and metal plating. In addition the company produces pharmaceuticals, diagnostic kits, perfumes and beauty products, through its subsidiary Sanofi.

  5.  Grupo Dragados, SA                                                     2.7%
      Grupo Dragados, S.A. is a construction company.

  6.  Mirror Group PLC                                                       2.5%
      A media conglomerate based in the United Kingdom, the Mirror Group PLC publishes newspapers and magazines, as well as owns a number of television channels.

  7.  Kao Corp.                                                              2.5%
      Kao Corporation is a manufacturer of household and chemical products.

  8.  East Japan Railway Co.                                                 2.4%
      East Japan Railway Company is a railway transportation company that provides service in the Kanto and Tohoku regions including Tokyo.
      In addition, the company also operates real estate, hotels, and restaurant businesses.

  9.  Repsol SA                                                              2.4%
      A holding company which explores for, develops and produces petroleum products.

 10.  Acom Co., Ltd.                                                         2.4%
      One of the largest consumer lending companies in Japan.
----------------------------------------------------------------------------------

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the maximum initial sales charge. Returns would be higher for investors who qualified for a lower initial sales charge.


Average Annual Total Return


  Periods Ended  3/31/99    1 Year        5 Years      10 Years   Since Inception*
-----------------------------------------------------------------------------------
  Class A Shares            (1.40)%        7.26%         6.27%          7.57%
 ...................................................................................


     While the total return figures are required by SEC rules, such comparisons are of limited utility since the Fund's total return is adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the time periods may be different and because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

                       This page intentionally left blank.

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------

Statement of Net Assets                                          April 30, 1999
(Unaudited)



  No. of                                                                  Percent of
  Shares                     Security                       Value         Net Assets
------------------------------------------------------------------------------------

COMMON STOCK - 98.2%

Japan - 21.5%
    3,900       Acom Co., Ltd                            $ 292,431           2.4%
    6,000       Aoyama Trading Co., Ltd                    166,888           1.4
    5,000       Canon, Inc.                                122,318           1.0
   16,000       Chugai Pharmaceutical Co.                  190,346           1.5
       50       East Japan Railway Co.                     295,322           2.4
   20,000       Fuji Heavy Industry                        134,047           1.1
    4,000       Fuji Photo Film-- Ord                      151,138           1.2
    4,000       Honda Motor Co.                            176,271           1.4
   12,000       Kao Corp.                                  304,621           2.5
    2,000       Nintendo Corp., Ltd                        186,493           1.5
    2,000       Rohm Company                               241,284           1.9
    1,600       Sony Corp.                                 149,462           1.2
    3,000       Takefuji Corp.                             248,824           2.0
                                                       -----------         -----
                                                         2,659,445          21.5
UNITED KINGDOM - 17.4%
   10,000       Allied Domecq PLC                           78,492           0.6
   12,500       Allied Zurich PLC(1)                       171,476           1.4
    9,300       BOC Group PLC                              147,343           1.2
   12,500       British American Tobacco                   104,858           0.9
   60,000       British Steel PLC                          142,252           1.1
   25,000       Caradon PLC                                 64,001           0.5
   38,750       Iceland Group PLC                          151,299           1.2
   19,487       Invensys PLC                               100,251           0.8
   20,000       Johnson Matthey PLC                        187,738           1.5
   84,000       Mirror Group Newspapers PLC                307,014           2.5
   10,000       Rio Tinto PLC                              175,340           1.4
   23,000       Scottish Power PLC                         188,680           1.5
   25,000       Tate & Lyle PLC                            171,979           1.4
   40,000       Tomkins PLC                                169,061           1.4
                                                       -----------         -----
                                                         2,159,784          17.4

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------



  No. of                                                                  Percent of
  Shares                     Security                       Value         Net Assets
------------------------------------------------------------------------------------
COMMON STOCK -- continued

FRANCE - 11.9%
    1,000       Alcatel Alsthom                          $ 122,934           1.0%
    2,258       Elf Aquitaine                              351,162           2.8
    2,356       Lafarge SA                                 229,314           1.8
    3,872       Lagardere Groupe                           153,533           1.2
    2,600       Pernod-Ricard                              175,631           1.4
    5,600       SCOR SA                                    279,638           2.3
    2,000       Valeo SA                                   169,273           1.4
                                                       -----------         -----
                                                         1,481,485          11.9
SPAIN - 9.7%
   10,000       Grupo Dragados, SA                         334,313           2.7
   17,311       Endesa SA                                  385,332           3.1
   18,000       Repsol SA                                  293,265           2.4
    1,352       Telefonica de Espana ADR                   188,507           1.5
                                                       -----------         -----
                                                         1,201,417           9.7
GERMANY - 8.2%
    5,500       Bayer AG                                   232,750           1.9
    1,300       Daimler-Chrysler AG                        127,288           1.0
    4,000       Hoechst AG                                 183,238           1.5
    3,400       Siemens AG                                 250,714           2.0
    4,000       Veba AG                                    218,996           1.8
                                                       -----------         -----
                                                         1,012,986           8.2
NETHERLANDS - 7.1%
    4,900       Akzo Nobel                                 221,615           1.8
    9,587       Algemene Bank Nederland                    228,716           1.8
   12,800       Hagemeyer NV                               433,338           3.5
                                                       -----------         -----
                                                           883,669           7.1
ITALY - 6.9%
    9,631       Assicurazioni Generali                     375,470           3.0
  121,520       Bennetton Group S.P.A                      218,556           1.8
   23,965       Telecom Italia S.P.A                       255,313           2.1
                                                       -----------         -----
                                                           849,339           6.9

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------

Statement of Net Assets (concluded)                               April 30, 1999
(Unaudited)



  No. of                                                                  Percent of
  Shares                     Security                       Value         Net Assets
------------------------------------------------------------------------------------
COMMON STOCK -- concluded

AUSTRALIA - 4.3%
  100,000       Foster's Brewing Group                   $ 292,143           2.4%
   17,500       Lend Lease Corp., Ltd.                     236,291           1.9
                                                       -----------         -----
                                                           528,434           4.3
SWEDEN - 3.7%
    5,549       Astrazeneca Plc                            217,077           1.7
    5,000       Skf AB-- B Shares                           86,199           0.7
    6,000       Volvo AB-B                                 158,725           1.3
                                                       -----------         -----
                                                           462,001           3.7
NORWAY - 1.6%
    4,300       Norsk Hydro                                193,012           1.6
                                                       -----------         -----

DENMARK - 1.4%
    2,500       Uni-Danmark A/S                            172,042           1.4
                                                       -----------         -----

BELGIUM - 1.3%
      500       Electrabel, SA(1)                          165,094           1.3
                                                       -----------         -----

FINLAND - 1.3%
    2,200       Nokia AB-- Series A  ADR                   163,212           1.3
                                                       -----------         -----

NEW ZEALAND - 1.2%
   28,000       Telecom Corp. New Zealand                  145,712           1.2
                                                       -----------         -----

SINGAPORE - 0.7%
   10,000       Singapore Airlines Ltd.F                    92,117           0.7
                                                       -----------         -----

Total Common Stock
      (Cost $9,146,696)                                 12,169,749          98.2
                                                       -----------         -----

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------


                                                                          Percent of
 Par (000)                   Security                       Value         Net Assets
------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 2.5%

    $ 314       Goldman Sachs & Co., 4.80%
                  Dated 04/30/99, to be
                  repurchased at $314,126
                  on 05/03/99, collateralized
                  by U.S. Treasury Notes with a
                  market value of $320,516.
                  (Cost $314,000)                       $  314,000           2.5%
                                                      ------------        ------
Total Investments in Securities
      (Cost $9,460,696)(2)                              12,483,749         100.7

Liabilities in Excess of Other Assets                      (84,061)         (0.7)
                                                      ------------        ------


Total Net Assets                                       $12,399,688         100.0%
                                                      ============        ======
Net Asset Value and Redemption Price Per Share
      ($12,399,688 / 640,706 shares outstanding)            $19.35
                                                            ======
Maximum Offering Price Per Share
      ($19.35 / 0.955)                                      $20.26
                                                            ======

-----------
(1) Non-income producing security.
(2) Cost for federal tax purposes is $9,460,696.

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------
Statement of Operations


                                                           For the Six
                                                           Months Ended
                                                            April 30,
------------------------------------------------------------------------
                                                             1999(1)

Investment Income:
   Dividends ..........................................   $   100,190
   Interest ...........................................         2,256
      Less: Foreign taxes withheld ....................       (11,296)
                                                          -----------
            Total income ..............................        91,150
                                                          -----------
Expenses:
   Professional fees ..................................        61,568
   Investment advisory fee ............................        45,480
   Distribution fee ...................................        15,160
   Accounting fee .....................................        13,281
   Transfer agent fee .................................         9,245
   Registration fees ..................................         8,196
   Custodian fee ......................................         8,193
   Printing and postage ...............................         5,630
   Directors fee ......................................           476
   Miscellaneous ......................................           198
                                                          -----------
            Total expenses ............................       167,427
Less: Fees waived .....................................       (76,050)
                                                          -----------
            Net expenses ..............................        91,377
Expenses in excess of net investment income ...........          (227)
                                                          -----------
Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions .......       827,965
   Net realized foreign exchange loss .................       (14,069)
   Change in unrealized appreciation/depreciation
      of investments ..................................       872,140
   Change in unrealized appreciation/depreciation on
      translation of assets and liabilities, excluding
      investments, denominated in foreign currencies ..        (1,195)
                                                          -----------
            Net gain on investments ...................     1,684,841
                                                          -----------

Net increase in net assets resulting from operations ..   $ 1,684,614
                                                          ===========

------------
(1) Unaudited.
                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                         For the Six     For the Year
                                                        Months Ended         Ended
                                                          April 30,       October 31,
-------------------------------------------------------------------------------------
                                                            1999(1)          1998
Increase/(Decrease) in Net Assets:
Operations:
   (Expenses in excess of net investment income)/
      net investment income ........................   $       (227)   $     82,879
   Net realized gain from security transactions
      and foreign exchange transactions ............        813,896         752,382
   Change in unrealized appreciation/(depreciation)
      of investments ...............................        872,140         (99,666)
   Change in unrealized appreciation/(depreciation)
      on translation of other assets and liabilities
      denominated in foreign currencies ............         (1,195)          2,524
                                                       ------------    ------------
   Net increase in net assets resulting
      from operations ..............................      1,684,614         738,119
                                                       ------------    ------------
Dividends to Shareholders from:
   Net investment income and short-term gains ......           --           (82,879)
   Distributions in excess of net investment
      income and short-term gains ..................        (48,602)       (127,834)
                                                       ------------    ------------
   Total distributions .............................        (48,602)       (210,713)

Capital Share Transactions:
   Proceeds from sale of 144,506 and
      61,500 shares, respectively ..................      2,617,349       1,076,733
   Value of 2,257 and 11,538 shares issued in
      reinvestment of dividends, respectively ......         40,630         182,302
   Cost of 225,390 and 208,269 shares
      repurchased, respectively ....................     (4,081,259)     (3,581,124)
                                                       ------------    ------------
   Total increase/(decrease) in net assets derived
      from capital share transactions ..............     (1,423,280)     (2,322,089)
                                                       ------------    ------------
   Total increase/(decrease) in net assets .........        212,732      (1,794,683)

Net Assets:
   Beginning of period .............................     12,186,956      13,981,639
                                                       ------------    ------------
   End of period ...................................   $ 12,399,688    $ 12,186,956
                                                       ============    ============
Undistributed net investment loss ..................   $   (240,882)   $   (192,053)
                                                       ============    ============


------------
(1) Unaudited.
                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)


                                                                For the Six
                                                               Months Ended
                                                                 April 30,
---------------------------------------------------------------------------
                                                                  1999(5)
Per Share Operating Performance:
   Net asset value at beginning of period ..................   $    16.94
                                                               ----------
Income from Investment Operations:
   Net investment income/(expenses in excess
     of net investment income)..............................        (0.04)
   Net realized and unrealized gain/(loss)
     on investments(1) .....................................         2.52
                                                               ----------
   Total from Investment Operations ........................         2.48
Less Distributions:
   Distributions from net investment income
     and short-term gains ..................................        (0.07)
   Distributions in excess of net investment income
     and short-term gains ..................................         --
                                                               ----------
   Total distributions .....................................        (0.07)
                                                               ----------
   Net asset value at end of period ........................   $    19.35
                                                               ==========
Total Return(2) ............................................        14.67%
Ratios to Average Daily Net Assets:
   Expenses(3) .............................................         1.50%(6)
   Net investment income(4) ................................         0.00%(6)
Supplemental Data:
   Net assets at end of period (000) .......................   $   12,400
   Portfolio turnover rate .................................           11%


------------

(1)  Includes net realized currency gain or loss.
(2)  Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.74% (annualized), 2.78%, 2.24%, 2.30%, 2.17% and 1.97% for the six months ended April 30, 1999 and the years ended October 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (1.25)% (annualized), (0.67)%, 0.44%, 1.10%, 0.02% and 0.28% for the six months ended April 30,
     1999 and the years ended October 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(5)  Unaudited.
(6)  Annualized.



                                                                       For the Year Ended October 31,
---------------------------------------------------------------------------------------------------------------------------
                                                         1998           1997         1996            1995          1994
Per Share Operating Performance:
   Net asset value at beginning of period .........   $    16.36     $    14.20  $       12.69  $       13.97  $       13.05
                                                      ----------     ----------  -------------  -------------  -------------
Income from Investment Operations:
   Net investment income/(expenses in excess
     of net investment income) ....................         0.08           0.11           0.26           0.09           0.18
   Net realized and unrealized gain/(loss)
     on investments(1) ............................         0.76           2.34           1.28          (1.37)          1.58
                                                      ----------     ----------  -------------  -------------  -------------
   Total from Investment Operations ...............         0.84           2.45           1.54          (1.28)          1.76
Less Distributions:
   Distributions from net investment income
   and short-term gains ...........................        (0.10)         (0.18)         (0.03)            --          (0.84)
   Distributions in excess of net investment income
   and short-term gains ...........................        (0.16)         (0.11)            --             --             --
                                                      ----------     ----------  -------------  -------------  -------------
   Total distributions ............................        (0.26)         (0.29)         (0.03)            --          (0.84)
                                                      ----------     ----------  -------------  -------------  -------------
   Net asset value at end of period ...............   $    16.94     $    16.36     $    14.20     $    12.69     $    13.97
                                                      ==========     ==========  =============  =============  =============
Total Return(2) ...................................         5.25%         17.48%         12.13%         (9.16)%        13.98%
Ratios to Average Daily Net Assets:
   Expenses(3) ....................................         1.50%          1.50%          1.50%          1.50%          1.50%
   Net investment income(4) .......................         0.62%          1.18%          1.91%          0.68%          0.75%
Supplemental Data:
   Net assets at end of period (000) ..............   $   12,187     $   13,982     $   12,930     $   12,483     $   15,487
   Portfolio turnover rate ........................           27%            21%            13%            35%            43%



                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. (the "Fund"), which began operations on November 18, 1986 is a Maryland Corporation. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its objective is to seek long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

     The Fund consists of one share class, Class A Shares, which is subject to a 4.50% maximum front-end sales charge and a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. When the security is listed on more than one exchange, the Fund uses the last price on the exchange where the security is primarily traded. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the last bid price in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost which approximates fair market value.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the seller's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the seller defaults. The Fund's access to the collateral may be delayed or limited if the seller defaults and the value of the collateral declines or if the seller enters into an insolvency proceeding.

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------

NOTE 1--concluded

     C. Foreign Currency Translation--The Fund's books and records are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the effective exchange rate when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses that are a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain or loss on investments for the current period.

               The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts are not reflected in the Fund's financial statements. However, the net income or loss from these contracts is recorded from the contract's inception date. Premiums or discounts are amortized over the life of the contracts.

     D. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     E. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification cost method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------

Notes to Financial Statements (continued)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees


     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.75%. As compensation for subadvisory services, ICC pays Glenmede an annual fee based on the Fund's average daily net assets. This fee is calculated monthly and paid quarterly at the annual rate of 0.55%.

     ICC has agreed to waive up to all of its fees and reimburse expenses if necessary so that the Fund's total operating expenses are no more than 1.50% of the Fund's average daily net assets. For the six months ended April 30, 1999, ICC waived fees of $45,480 and reimbursed expenses of $30,570. At April 30, 1999, the Fund was owed $12,628 from the advisor for reimbursed expenses and waived advisory fees. ICC paid Glenmede $33,627 for subadvisory services for the six months ended April 30, 1999.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the six month period ended April 30, 1999, ICC's fee was $13,281 of which $2,199 was payable at the end of the period.

     ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the six month period ended April 30, 1999. ICC's fee was $9,245 of which $6,473 was payable at the end of the period.

     Bankers Trust Co. is the Fund's custodian. For the six month period ended April 30, 1999, Bankers Trust's fee was $8,193 of which $336 was due at the end of the period.

     ICC Distributors, Inc., a member of the Forum Group of Companies, ("ICC Distributors"), provides distribution services to the Fund for which ICC Distributors is paid an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the six month period ended April 30, 1999. ICC distributor's fee was $15,160 of which $2,506 was payable at the end of the period.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended April 30, 1999 was $401, and the accrued liability was $618.

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------


     On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with ICC thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved a new advisory agreement between ICC and the Fund in the event the merger is approved and completed. The new advisory agreement and a new sub-advisory agreement will be subject to shareholder approval. If the transaction is approved and completed, Deutsche Bank AG, as ICC's new parent company, will control its operations as investment advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.


NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 9 million shares of $.001 par value capital stock (8 million Flag Investors Class A and 1 million undesignated).


NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $1,339,190 and sales of investment securities aggregated $2,518,313 for the six months ended April 30, 1999. At April 30, 1999, payable for securities purchased amounted to $126,391.

     On April 30, 1999, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $3,410,629 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $387,576.


NOTE 5--Foreign Investment Risk

     Foreign investments involve substantial and different risks than investments in companies in the United States. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

FLAG INVESTORS INTERNATIONAL FUND
-------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

     Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

     Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries.

NOTE 6--Federal Income Tax Information

     On April 30, 1999, there was a tax capital loss carryforward available for the current period of approximately $1,774,000, of which $1,185,000 expires in 2000 and $589,000 in 2001. This carryforward can be used to offset future net capital gains.

NOTE 7--Net Assets

     At April 30, 1999, net assets consisted of:


Paid-in capital ...............................   $ 10,575,651
Undistributed net investment income ...........       (240,882)
Accumulated net realized loss from security and
   foreign exchange transactions ..............       (960,223)
Unrealized appreciation of investments ........      3,023,053
Unrealized translation gain ...................          2,089
                                                  ------------
                                                  $ 12,399,688
                                                  ============

                       This page intentionally left blank.

FLAG INVESTORS INTERNATIONAL FUND
------------------------------------------------------------------------------

Directors and Officers
                                TRUMAN T. SEMANS
                                    Chairman

                  JAMES J. CUNNANE                 CARL W.  VOGT, ESQ.
                      Director                          Director

                   RICHARD T. HALE                     HARRY WOOLF
                      Director                          President

                   JOHN F. KROEGER                  JOSEPH A. FINELLI
                      Director                          Treasurer

                    LOUIS E. LEVY                     AMY M. OLMERT
                      Director                          Secretary

                 EUGENE J. MCDONALD                  SCOTT J. LIOTTA
                      Director                     Assistant Secretary



Investment Objective

A mutual fund seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

          This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

          For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             [FLAG INVESTORS LOGO]

                                     Growth

                       Flag Investors Emerging Growth Fund

                       Flag Investors Equity Partners Fund

                        Flag Investors International Fund


                                    Specialty

                       Flag Investors Communications Fund

                   Flag Investors Real Estate Securities Fund


                                    Balanced

                        Flag Investors Value Builder Fund


                                  Fixed Income

                  Flag Investors Short-Intermediate Income Fund

              Flag Investors Total Return U.S. Treasury Fund Shares


                                 Tax-Free Income

                  Flag Investors Managed Municipal Fund Shares


                                  Money Market

                    Flag Investors Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                             ICC Distributors, Inc.
                                                                          INTLSA
                                                                          (6/99)